UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 4, 2011
Date of Report (Date of earliest event reported)

CHINA ELECTRIC MOTOR, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-53017	26-1357787
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Sunna Motor Industry Park
Jian’an, Fuyong Hi-Tech Park
Baoan District
Shenzhen, Guangdong 518103
People’s Republic of China
 (Address of principal executive offices, including zip code)

86-755-8149 9969
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed by China Electric Motor, Inc. (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 25, 2011 (the “Initial Form 8-K”), which announced the acquisition (the “Purchase”) of 100% of the equity interest of Shenzhen Guofa Optoelectronics Co., Ltd. from New-Metal (H.K.) Technology Limited (the “Seller”) by Luck Loyal International Investment Limited (“Luck Loyal”), an indirect wholly owned subsidiary of the Company, pursuant to an Equity Transfer Contract (the “Agreement”).  The sole purpose of this amendment is to provide information on the new agreement reached by the parties on the Purchase.   All other information in the Initial Form 8-K remains unchanged.

Item 1.01  Entry into a Material Definitive Agreement

As disclosed in the Initial Form 8-K,  under the Agreement, Luck Loyal will pay an aggregate purchase price of RMB42,673,736 (or approximately US$6.5 million, based on the exchange rate as of March 3, 2011) in three installments.

On March 4, 2011, Luck Loyal and the Seller entered into a Supplemental Agreement to the Agreement (the “Amendment”), pursuant to which parties agree to adjust the aggregate purchase price to RMB41,518,148 (or approximately US$6.3 million, based on the exchange rate as of March 3, 2011).  Accordingly, the second installment of the payment is adjusted to RMB27,518,148 (or approximately US$4.2 million, based on the exchange rate as of March 3, 2011), whereas the payment amounts for the first installment and the third installment remain unchanged.

The foregoing description of the Amendment and related documents does not purport to be complete and is qualified in its entirety by reference to a complete copy of the Amendment, a translation of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1
Translation of the Equity Transfer Contract, dated as of January 21, 2011, by and between New-Metal (H.K.) Technology Limited and Luck Loyal International Investment Limited  (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed on January 25, 2011).

10.2
Translation of the Supplemental Agreement to the Equity Transfer Contract, dated as of March 4, 2011, by and between New-Metal (H.K.) Technology Limited and Luck Loyal International Investment Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Dated: March 4, 2011	By:	/s/ Yue Wang
Yue Wang
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
Translation of the Equity Transfer Contract, dated as of January 21, 2011, by and between New-Metal (H.K.) Technology Limited and Luck Loyal International Investment Limited  (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, filed on January 25, 2011).

10.2
Translation of the Supplemental Agreement to the Equity Transfer Contract, dated as of March 4, 2011, by and between New-Metal (H.K.) Technology Limited and Luck Loyal International Investment Limited.